Exhibit 10.22

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

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AMENDED AND RESTATED INTERACTIVE MARKETING AGREEMENT

This Amended and Restated Interactive Marketing Agreement (the “Agreement”), dated as of October 1, 2003 (the “Effective Date”), is between America Online, Inc. (“AOL”), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Google Inc. (“Google”), a Delaware corporation, successor-in-interest to Google Inc., a California corporation, with offices at 2400 Bayshore Parkway, Mountain View, California 94043. AOL and Google may be referred to individually as a “Party” and collectively as the “Parties.”

INTRODUCTION

Google makes available to Internet users the Google Sponsored Advertising Service, enabling web users to conduct searches to locate products, services and information on the Internet, and sells placement in such Google Sponsored Advertising Service to third party advertisers.

AOL also makes available to Internet users search services and directory services enabling web users to conduct searches to locate products, services and information on the Internet.

AOL wishes to provide its end-users the ability to access the Google Sponsored Advertising Service via AOL’s search services and directory services to the extent set forth herein.

The Parties desire to amend and restate that certain Interactive Marketing Agreement entered into by them as of May 1, 2002, as amended and extended through the Effective Date hereof by a series of letter agreements between the Parties (such letter agreements, the “Letter Agreements”) (such Interactive Marketing Agreement as so amended and extended, the “IMA), as set forth herein. The terms and conditions of the IMA shall govern the period from May 1, 2002 until, but not including, the Effective Date of this Agreement (“First IMA Term”). Should any dispute or cause of action arise between the Parties (“Conflicts”) as a result of events occurring in the First IMA Term, such Conflicts, unless otherwise agreed in writing by the Parties, shall be governed by the terms and conditions of the IMA, notwithstanding this subsequent amendment and restatement of such terms and conditions through this Agreement. For the avoidance of doubt, this Agreement and Year 1 shall both commence on the Effective Date of this Agreement.

This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. To the extent this Agreement requires performance by a subsidiary of AOL, AOL (in its capacity as stockholder of such subsidiary) shall cause such subsidiary to perform in accordance with the terms and conditions of this Agreement. Defined terms used but not defined in the body of the Agreement shall be as defined on Exhibit A attached hereto.

TERMS

1.	PLACEMENT AND PROMOTION. AOL shall [****] request Matched Results for display as Sponsored Links in the Search Results Areas and/or AOL Directory Results Areas from time to time throughout the Term (and where AOL is required to provide notice pursuant to this Agreement with respect to increase, decrease or elimination of the Matched Results and/or Additional Matched Results, AOL will comply with such notice requirement). Notwithstanding anything to the contrary in this Agreement, any such request shall be [****], and AOL does not guarantee any specific minimum level or amount (e.g., number, duration or location) of placements, impressions, click-throughs or any other promotions or metrics.

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2.	IMPLEMENTATION, MECHANICS AND PROCESS.

2.1.	Implementation. Subject to the terms of this Agreement, [****] Google shall operate and make available to AOL and AOL Users the Google Sponsored Advertising Service as set forth herein, and AOL shall use the Protocol in Schedule 2.1 (on the terms set forth therein, including Preamble thereto) (the “Protocol”) to: (a) enable users who query the AOL Search Service [****] to receive the results of those queries (including the Sponsored Links) on the Search Results Area [****], (b) enable users who query the AOL Directory Service (by clicking on relevant term(s) within the directory listings that appear in the AOL Directory Areas) (if and to the extent that AOL maintains the AOL Directory Service, as more fully set forth below) to receive the results of those queries (including the Sponsored Links) in the AOL Directory Results Areas, (c) provide tag(s) within the request for Matched Results indicating the number of Matched Results requested and whether the Matched Results will be displayed on First Pages or Next Pages, and (d) subject to AOL’s rights under this Agreement, serve the Matched Results in the form of Sponsored Links in response to the AOL User Queries.

2.1.1.	Maintenance of AOL Directory Service; Additional Domestic Implementation and Additional Broadband Implementation.

(a)	Notwithstanding anything to the contrary, AOL shall not be required to maintain the AOL Directory Service on any of the AOL Properties.

(b)	In addition, AOL shall have the option to enable users who query search and/or directory service products, or who otherwise expressly and affirmatively request information through active input by such users (e.g., typing a query in a search box, clicking on a link, or selecting an item from a drop-down menu) in a manner that can be delivered in accordance with the Protocol (e.g., users who input an address on Mapquest.com), from any areas or pages throughout the ADI Properties, to receive the Sponsored Links through the Google Sponsored Advertising Service in such areas or properties, as the case may be (each an “Additional Domestic Implementation”), on the relevant terms set forth in this Agreement without the necessity for additional documentation (except that the Parties will have up to (30) days to implement an Additional Domestic Implementation from AOL’s written notice thereof, which written notice may be in the form of email). As payment for such additional placements, Google shall pay to AOL the Revenue Share Percentage on all Transaction Revenue earned as a result of any Additional Domestic Implementation within thirty (30) days following the end of the Quarter in which the applicable Transaction Revenues were generated. In addition, should AOL choose to enable an Additional Domestic Implementation as contemplated in the prior sentence, such implementation shall not be on an exclusive basis (e.g., the terms of Section 4 of this Agreement shall not apply thereto). For the avoidance of doubt, AOL shall have the option to cease any Additional Domestic Implementation at any time.

2.1.2.

Mapping of AOL Directory Service. Google shall maintain and update the mapping of [****] of the Query traffic associated with the AOL Directory Service to Google’s Sponsored Links database of Advertisers (i.e., by matching Open Directory Project (“ODP”) category ID’S provided by AOL to Google’s database of Advertisers for Sponsored Links); such

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mapping to occur, on an on-going basis in relation to the then current AOL Directory Service for each AOL Property, so as to keep items current ), so long as AOL continues to maintain the AOL Directory Service on the AOL Properties as set forth in 2.1.1(a) above and has provided the relevant ODP category ID updates to Google, in writing (which writing may be in the form of email), as necessary for Google to maintain such mapping. Google shall have a period of [****] from the date AOL provides such written update in which to implement the corresponding mapping update. If Google is in compliance with Section 2.1.2 of this Agreement as of the Effective Date hereof, then Google shall be deemed to have satisfied its obligations under Section 2.1.2 of the IMA.

2.1.3.	Required Characteristics. Unless changed pursuant to Section 2.2 or otherwise changed by mutual agreement of the Parties during the Term, all Sponsored Links will include the characteristics set forth in this Section 2.1.3 (such characteristics, collectively, the “Required Characteristics”): The Sponsored Links shall (i) initially include [****] Matched Results on the First Pages of the AOL Service and AOL.com, [****] Matched Results on the First Pages of any other AOL Property, and [****] Matched Results on the Next Pages of any AOL Property (to the extent Google delivers a sufficient number of Matched Results; if Google delivers fewer than the number of Matched Results specified above, AOL shall serve the number of Matched Results delivered by Google, subject to AOL’s rights hereunder), with the Matched Results to be subject to elimination in their entirety by AOL upon [****] advance written notice (which written notice may be in the form of email) and subject to decrease in number by AOL upon [****] advance written notice (which written notice may be in the form of email) (and subject to increase as provided in the last sentence of this Section 2.1.3 with respect to Additional Matched Results), and with each Matched Result to have the number of lines determined by AOL, [****] (ii) have a title determined by AOL (e.g., “Sponsored Links” on the AOL Service and AOL.com, etc.); (iii) include descriptions on Netscape, the CompuServe Service and CompuServe.com if and to the extent approved by AOL; (iv) at AOL’s option, include AOL-approved “mouse-overs” on the Sponsored Links on the AOL Service and AOL.com (i.e., text that appears when the mouse sits on top of such title); (v) at AOL’s option, include the following disclosure language (or substantially similar language determined by AOL) in relation to the group of Sponsored Links: “These listings are brought to you by a third party and are not necessarily endorsed by AOL” [****]; and (vi) maintain a look and feel approved by AOL. With respect to subpart (i) above: (x) the Parties expressly agree that AOL shall have the right to implement certain Additional Matched Results and Ad Text Units in compliance with Exhibit H hereto, as further referenced in Section 11 below; and (y) notwithstanding the notice requirements above, in situations where AOL faces risk of imminent harm (e.g., including without limitation, in the event of a virus transmission, ongoing misuse of user data, or any Excess Slippage (defined below)) which is material, AOL shall only be required to deliver written notice reasonably promptly following the elimination or decrease of Matched Results.

2.2.	Redesigns. Notwithstanding anything to the contrary herein, AOL expressly reserves the right to redesign or modify the organization, structure, “look and feel,” navigation and other elements of any part or all of the AOL Network, but excluding the text or Content of the Matched Results as provided by Google (“Redesigns”) at any time without notice to or consent from Google.

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2.3.	General Mechanics. This Section describes the general processes by which AOL will submit Queries to Google (if and to the extent that AOL elects to request Matched Results for display as Sponsored Links), and Google will deliver Matched Results to AOL, in accordance with the terms of this Agreement. When AOL Users initiate a search on the AOL Search Service or AOL Directory Service (whether through a Query or from a link within a category or sub-category or otherwise) then AOL will deliver the Search Term (if the search is initiated from a link within a category, then AOL will deliver the corresponding Search Term) to Google (subject to AOL’s rights to decline to send a particular Search Term pursuant to Section 2.9) and a request for Matched Results. Google shall receive and process the Search Term, including selecting Matched Results that satisfy the Search Term and this Agreement (e.g., including without limitation the filtering requirements of Section 2.8). Google then shall deliver to AOL, via a mutually agreed means and format, an XML data feed that includes up to the specified number of Matched Results set forth in Section 2.1.3 above or a “no result” notice. AOL shall parse the data feed as appropriate and display all the provided Matched Results (again subject to its rights to decline pursuant to Section 2.9) as Sponsored Links. All Sponsored Links shall contain mutually agreed Linking Mechanisms. The Sponsored Links shall be the highest-ranked qualifying Matched Results provided by Google (subject to the applicable filtering and blocking rules), provided, however, that the Parties may mutually agree otherwise with respect to the Next Pages.

2.4.	Meetings Regarding Product Performance. Representatives from the Google Sponsored Advertising Service product team and representatives from the AOL Search Service product team will meet [****] in person or by telephone to discuss product and service performance, including exchanging suggestions concerning ways that modifying the search user-interface used by AOL Users may enhance such performance; provided, however that, subject to any the terms of this Agreement, any modifications to the search user-interface any other element of the AOL Search Service will be in AOL’s sole discretion. In addition, senior executives of AOL and Google will have [****] review meetings (in person or by telephone) to discuss (i) the implementation of the Agreement, including tracking performance and addressing issues escalated to such senior executives for resolution, (ii) future product strategies of both Parties (to the extent such strategies can reasonably be disclosed in light of confidential business plans and confidential third party relationships as determined by the disclosing Party acting in good faith), and (iii) specific new initiatives to work on together.

2.5.	Speed of Matched Results. Notwithstanding anything to the contrary herein, Google will ensure that every Matched Result is fully queried, matched, processed, and delivered from Google and received by AOL (including a complete http response, with a complete Matched Results set result or a “no hit” set result served in XML format) (collectively, “Fully Processed and Served”) in less than [****] from the time the initial query is delivered to Google from AOL (i.e., the AOL server) (the “Maximum Delivery Time”). In the event that Google fails to Fully Process and Serve any individual Matched Result within the Maximum Delivery Time (“Timing Out”), then in addition to any other remedies available to AOL, AOL shall not be obligated to display any such individual Matched Results that take longer than the Maximum Delivery Time to be Fully Processed and Served (e.g., AOL may elect to “time out” or filter such Matched Results from the Sponsored Links).

2.6.	Branding. Notwithstanding anything to the contrary, AOL shall not be obligated to display any branding of Google in connection with this Agreement.

2.7.	Ownership. Subject to Google’s rights in the Google Sponsored Advertising Service and the Google Advertising Results, and subject further to the rights of any of Google’s Advertisers in their advertisements, trademarks, and websites, AOL owns and (as between AOL and Google) shall operate the AOL Search Service and AOL Directory Service, and AOL owns all right, title and interest in and to the AOL Network and all advertising and promotional spaces therein (including, without limitation, the pages on which the Google Advertising Results appear via the Sponsored Links as set forth herein), including all frames and other tools or navigation associated therewith.

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2.8.	Promotional Limitations.

(a)	[****]

(b)	[****]

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[****]

(c)	[****]

(d)	Relevance. All Google Advertising Results shall be Relevant to the applicable Search Term. If AOL reasonably believes that a particular Matched Result is not Relevant, then in addition to AOL’s other rights under this Agreement, AOL shall have the rights in Section 2.9(a) to block, and may inform Google, in which case Google shall consider that Matched Result not to be Relevant, and shall exclude it as a Matched Result within the time set forth in Section 2.9.

2.9	Rights and Remedies in the Event of Promotional Problems

(a)	AOL Right to Block. Without limitation of AOL’s rights under Section 1 of this Agreement, and notwithstanding any notice requirements elsewhere in this Agreement, AOL has the right, but not the obligation, to do any of the following: (a) decline to send a Query to Google that reasonably would produce an Excluded Result because the Search Term is on the First Level Filter or Second Level Filter, (b) filter the proposed Matched Results to remove, or decline to serve and display as part of the Sponsored Links those Matched Results that AOL reasonably believes are Excluded Results pursuant to the First Level Filter or Second Level Filter, or (c) filter the Matched Results to remove, or decline to serve and display as part of the Sponsored Links those Matched Results that AOL reasonably believes are not Relevant. In the event that AOL notifies Google in writing (which writing may be in the form of an email) of a blocked Search Term, Search Result or AOL Directory Result, such notice shall constitute a request to update the First Level Filter or the Second Level Filter, for which Google shall take prompt action pursuant to Section 2.8(c).

(b)	[****]

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[****]

3.	OPERATIONS AND TECHNOLOGY; PROCESSES.

3.1.	Hosting, Serving & Technology.

3.1.1	Google shall serve all Google Advertising Results (e.g., as set forth with respect to Google’s delivery of results in Section 2.3 above) and, subject to the technical specifications and processes on Exhibit C, shall serve the XML feed of the Matched Results (e.g., as set forth with respect to Google’s delivery of results in Section 2.3 above). No third party shall be permitted to serve the Matched Results without AOL’s express written consent, which consent shall not be unreasonably withheld.

3.1.2	To the extent that AOL requests Matched Results for display as Sponsored Links, it shall do so using the XML feed referred to in Section 3.1.1 above in accordance with the terms of this Agreement.

3.2.	Operating Standards. AOL reserves the right to review and test (as set forth in this Section 3.2 and in Exhibit C) the Matched Results as served by Google into the Sponsored Links from time to time to ensure that such links and service remain compatible with AOL’s then available AOL Service and CompuServe Service clients, AOL.com, CompuServe.com and Netscape host software, and the other applicable portions of the AOL Network. Google shall ensure that the Google Sponsored Advertising Service and Sponsored Links comply at all times with the standards set forth in Exhibit C attached hereto and made a part hereof.

3.3.

Google Advertising Terms and Conditions. Google shall have in place with each of its advertisers a set of written, standard, generally applicable advertising terms and conditions that may be negotiated with each of its Advertisers from time to time (the “Google Advertising Terms”). Notwithstanding any negotiation of such Google Advertising Terms, neither the Google Advertising Terms (e.g., in standard form or as may be negotiated) nor any other statement or representation of Google shall provide or reasonably imply (at any time) that: (a) any Advertiser is guaranteed placement on any particular licensee’s (or distributor’s) property unless such licensee or distributor consents to such statement (provided, however, that in no event shall there be any such statement with respect to AOL or its Affiliates); or (b) Google’s relationship with the Advertiser gives rise to any relationship between the Advertiser and any licensee (or distributor) unless such licensee or distributor consents to such statement (provided, however, that in no event shall there be any such statement with respect to AOL or its Affiliates) (the “Prohibited Google Advertising Terms”). Google shall ensure that the restrictions herein shall apply to all Advertisers. Nothing in the preceding two (2) sentences shall be construed to prevent

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any Google Advertiser from declining to participate in syndication of its advertisements on any licensee’s or distributor’s web property.

3.4.	Editorial Standards and Guidelines. Google shall ensure that the Sponsored Links comply with the editorial Standards of AOL listed in Exhibit F hereto, and shall consider in good faith the Guidelines of AOL listed therein, in each case as may be modified by AOL from time to time with reasonable frequency but no more frequently than once per month (provided that Google shall have up to five (5) Business Days to implement any such changes, or such longer period if the Parties mutually determine an alternative date in good faith if the editorial change requires the manual review of a material portion of the then outstanding inventory of advertisements).

3.5.	Google Promotion of AOL. Google shall undertake the promotional obligations set forth in Exhibit B.

4.	[****]

4.1.	[****]

4.2	[****]

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[****]

4.3	[****]

4.4	[****]

4.5	[****]

(a)	[****]

(b)	[****]

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[****]

(c)	[****]

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[****]

(d)	[****]

(e)	[****]

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[****]

(f)	[****]

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(g)	[****]

5.	ECONOMICS.

5.1.	Advance Payments.

(i) During each Year, Google shall pay to, AOL [****] payments with respect to each of the First Quarter (such payment with respect to such Quarter, the “First Quarter Advance Payment” for such Year), the Second Quarter (such payment with respect to such Quarter, the “Second Quarter Advance Payment” for such Year), the Third Quarter (such payment with respect to such Quarter, the “Third Quarter Advance Payment” for such Year), and the Fourth Quarter (such Payment with respect to such Quarter, the “Fourth Quarter Advance Payment” for such Year) (each such payment a “Quarterly Advance Payment” and collectively, with respect to any given Year the “Annual Advance Payment”). The Annual Advance Payment for Year 1 in the amount of [****] will be due and payable as follows:

(a)	The First Quarter Advance Payment in the amount of [****] no later than five Business Days following the Effective Date;

(b)	The Second Quarter Advance Payment in the amount of [****] no later than five Business days following the Effective Date;

(c)	The Third Quarter Advance Payment in the amount of [****] on January 2, 2004; and

(d)	The Fourth Quarter Advance Payment in the amount of [****] on April 1, 2004.

(ii) If AOL has not delivered the Termination for Convenience Notice on or before August 16 of any given Year, then for the upcoming Year, Google shall pay to AOL each Annual Advance Payment for such upcoming Year as follows:

(a)	First Quarter Advance Payment for such upcoming Year = [****] of Adjusted Prior Year AOL Share which is due on August 17 of the current Year;

(b)	Second Quarter Advance Payment for such upcoming Year = [****] of Adjusted Prior Year AOL Share which is due on the first day of such upcoming Year;

(c)	Third Quarter Advance Payment for such upcoming Year = [****] of Adjusted Prior Year AOL Share which is due on the first day of the Second Quarter of such upcoming Year; and

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(d)	Fourth Quarter Advance Payment for such Year = [****] of Adjusted Prior Year AOL Share which is due on the first day of the Third Quarter of such upcoming Year.

With respect to all Advance Payments, if the payment date falls on a non-Business Day, the payment will be due and payable the next Business Day.

[****]

(iii) If the commencement of any Year is delayed because an Extension Due To Substitutions Period extends the prior Year, then the following will apply:

(a)	Except as set forth in subparts (b), (c) and (d) below, all other relevant terms and conditions of this Agreement shall remain in full force and effect; provided, however, that during any Extension Due To Substitutions Period, Google shall not be required to make any Quarterly Advance Payments.

(b)	If such an Extension Due To Substitutions Period ends before December 31 (and this Agreement is not terminated pursuant to Section 4.5(f)), then (i) the First Quarter of the immediately following Year will commence on the day following the expiration of such Extension Due To Substitutions Period, and will end on December 31, (ii) the First Quarter Advance Payment for such First Quarter, the date for which will remain unchanged from that set forth in Section 5.l(ii)(a), will subsequently be [****], as a Credit to Google based on the amount of the First Quarter which was lost due to the Extensions Due To Substitutions Period, and (iv) the Second Quarter Advance Payment shall be paid in full [****] from the commencement of such First Quarter.

(c)	If such Extension Due To Substitutions Period ends after December 31 and before March 31 (and this Agreement is not terminated pursuant to Section 4.5(f)), then (i) the immediately following Year will not have a First Quarter, (ii) Google will be entitled to a Credit in the full amount of the First Quarter Advance Payment made by Google for such Year (the date for which will remain unchanged from that set forth in Section 5.1(ii)(a)), (iii) the Second Quarter of such Year will commence upon the day following the expiration of Extension Due To Substitutions Period and will end on March 31, (iv) the Second Quarter Advance Payment payable pursuant to Section 5.l(ii)(b) will be pro rated, and will be payable [****] from the commencement of such Second Quarter, and (v) the Third Quarter Advance Payment shall be paid in full [****] from the commencement of such Second Quarter.

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(d)	If an Extension Due To Substitutions Period is completed on March 31 (and this Agreement is not terminated pursuant to Section 4.5(f)), then (i) the immediately following Year will not have a First Quarter and a Second Quarter (ii) Google will be entitled to a Credit in the full amount of the First Quarter Advance Payment made by Google for such Year, (iii) no Second Quarter Advance Payment shall be due; (iv) the Third Quarter of such Year will commence on April 1; and (v) the Third Quarter Advance Payment and Fourth Quarter Advance Payment will be due on April 6 of such Year or if April 6 is a non-Business Day, the payment will be due and payable the next Business Day.

5.2.	Performance Revenue and Payment for any Extension Due to Substitutions Period. (a) Payment of Performance Revenue. Subject to all relevant terms of this Agreement (e.g., Section 5.2(b) below), and as more fully set forth in Section 5.1 above (regarding Quarterly Advance Payments) and this Section 5.2 (regarding payments above and beyond the Quarterly Advance Payments), Google shall pay to AOL the Revenue Share Percentage of all Transaction Revenues generated in connection with this Agreement, as follows: In addition to the other amounts required to be paid pursuant to this Agreement, Google shall pay the following amounts to AOL (“Performance Revenues”): (i) if as of the completion of the last day of a month of any Quarter of the Term, the AOL Share during such month exceeds one-third (1/3) of the Quarterly Advance Payment for such Quarter then Google shall pay AOL an amount equal to such excess no later than thirty (30) days following the end of the month in which the Transaction Revenues used to calculate such AOL Share were generated, and (ii) Google shall pay to AOL an amount equal to the Revenue Share Percentage of total Transaction Revenues generated during each Extension Due to Substitutions Period no later than thirty (30) days following the end of the calendar month in which the applicable Transaction Revenues were generated.

With respect to all payments of Performance Revenues, if the payment date falls on a non-Business Day, the payment will be due and payable the next Business Day. “AOL Share” means the Revenue Share Percentage of total Transaction Revenues generated during the relevant month. “Revenue Share Percentage” means [****], subject to adjustment in accordance with Sections 5.2(c) and 6.5 below. On each December 15, March 15, June 15, and September 15 of each Year (unless such date falls on a non-Business Day, in which case it will be provided on the next Business Day) (each a “AOL Share and Performance Revenue Report Date”) (i.e., there will be four AOL Share and Performance Revenue Report Dates in each Year), Google will provide AOL with a non-binding good faith estimate of the AOL Share and Performance Revenues for such Quarter (each such report, a “Quarterly AOL Share and Performance Revenue Report”).

(b)	Refunds. If as of the completion of the last day of a calendar month of any Quarter of the Term, [****] of the Quarterly Advance Payment paid by Google for such Quarter exceeds the AOL Share during such month, then subject to Sections 6.8 and 6.9, AOL shall refund an amount equal to such excess to Google no later than thirty (30) days following such determination (as set forth in the applicable Billing Report). Notwithstanding anything to the contrary, Google’s calculation of the AOL Share for any month of any given Quarter shall not be subject to decrease due to any errors of Google or its agents once nine months have passed following the end of such Quarter. If AOL breaches its obligation to refund any portion of a Quarterly Advance Payment, and such breach is not subject to good faith dispute by AOL, then, following [****] prior written notice to AOL, Google shall be entitled to set-off as a Credit, on a dollar-for-dollar basis, such an amount equal to such un-refunded, undisputed, portion of such Quarterly Advance Payment against amounts payable by Google to AOL hereunder.

Any refunds upon Early Termination if applicable will be determined pursuant to Section 6.8 and 6.9 and will equal an amount, if any, by which:

(i) the Advance Payments made by Google with respect to the Year in which the Agreement is terminated and any upcoming Year (if applicable), minus any refunds made to Google pursuant to the provisions of this Section 5.2(b) above during the Year in which the Agreement is terminated,

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exceeds (ii) the AOL Share during the Year in which the Agreement is terminated.

(c)	Increase in Revenue Share Percentage. [****]

5.3.	Warrants. The Parties acknowledge and agree that, Google issued to AOL a warrant to purchase shares of Google Series D Preferred Stock, a copy of which is attached to this Agreement as Exhibit G, and has therefore satisfied its obligation under Section 5.3 of the IMA, and as of the Effective Date such warrant remains outstanding and unexercised. The copy of the warrant attached as Exhibit G is for convenience and reference purposes only.

5.4.	Late Payments; Wired Payments; Payment Contact. All amounts owed hereunder not paid within [****] of when actually due and payable as set forth herein shall bear interest from the date such amounts are due and payable [****] in effect at such time as reported in the Wall Street Journal. All payments required hereunder shall be paid in immediately available, non-refundable (except as expressly set forth in this Agreement) U.S. funds wired to the “America Online” account, Account Number 323070752 at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA: 021000021). In the event of any questions regarding a payment made (or expected to be made) by Google to AOL, AOL may contact Pietro Dova at 2400 Bayshore Parkway, Mountain View, California 94043, or, Pietro@google.com or (650) 330-0100.

5.5.	Taxes. Google will pay any and all U.S. local, state, and national taxes (including, sales, use, personal property and excise taxes, customs fees, VAT, GST, and other Internet taxes), duties, levies, and assessments, however described or calculated (excluding taxes based on net income) that apply to this Agreement (collectively, “Taxes”).

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5.6	Reports and Auditing.

(a)	[****]

(b)	[****]

(c)	[****]

(d)	[****]

(e)	[****]

(f)	[****]

(g)	[****]

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[****]

(h)	AOL shall have access to reports provided through Google’s on-line administration console located at: (or such other URL as Google may designate from time to time) [****].

(i)	[intentionally omitted]

(j)	[****]

6.	TERM; TERMINATION.

6.1.	Term. Unless earlier terminated as set forth herein, and subject to Section 6.2 below, the term of this Agreement will commence on the Effective Date and continue through September 30, 2009 (the “Term”).

6.2.	Termination for Convenience. During each Year of the Term, AOL shall have the right to terminate the Agreement for convenience (i.e., for [****]) by providing written notice at any time on or before [****] of such Year (the “Termination for Convenience Notice”). Such termination will take effect on completion of the last day of such Year (such that the Year continues through September 30 following delivery of the notice). Termination for convenience shall not relieve AOL of its obligation to refund or Credit any amounts to Google as may be required by Section 5.2(b) or 5.1.

6.3.	Termination for Breach; Suspension/Termination for Google IP Infringement. (a) Either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after [****] written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided that the cure period with respect to any payment shall be [****] from the date on which such payment is due as provided for in this Agreement (the “Payment Cure Period”).

(b)

An IP Suspension (defined in the next sentence) shall automatically commence in the event that (x) a court of competent jurisdiction issues an order or finding or has taken an action with similar effect, whether temporary or permanent, enjoining the use of the Google Sponsored Advertising Service, Google IP or any portion thereof (i.e., such that it prevents performance under this Agreement) based on [****] (or with respect to an Alternate Google Advertising Service (as defined below) provided to AOL pursuant to Section 6.3(c)(1), any other third party right that has been asserted against Google or against AOL (provided that AOL has given Google reasonable notice of such assertion against AOL)) with respect to its use of the Google Sponsored Advertising Service), or finding that the Google Sponsored Advertising Service, Google IP or any portion thereof infringes on or violates the [****] or with respect to an Alternate Google Advertising Service (as defined below), provided to AOL pursuant to Section 6.3(c)(1), any other third party right that has been asserted against Google or against AOL (provided that AOL has given Google reasonable notice of such

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assertion against AOL) with respect to its use of the Google Sponsored Advertising Service), (a “Court Infringement Action”), or (y) any of the representations and/or warranties in the certificate of Google (as executed by the General Counsel of Google and provided to AOL on May 1, 2002) (the “Certificate”) are breached (e.g., if such were untrue at the time the Certificate was delivered). “IP Suspension” means an automatic suspension (until the satisfaction of either condition set forth in subpart (c) below) of AOL’s performance of its obligations under this Agreement in response to the occurrence of (x) or (y) above (a “Suspension Period”), but during which Suspension Period all other terms and conditions of this Agreement shall remain in full force and effect, including without limitation Google’s obligation to make all payments required by Sections 5.1 and 5.2 above (and such payments shall not be subject to refund under Section 5.2(b)). [****]

(c)	In the event of an IP Suspension, Google shall provide to AOL any of the following:

(1) an Alternate Google Advertising Service which could not reasonably be determined to be subject to such court order, finding or action; together with (a) a written opinion of legal counsel, reasonably acceptable to AOL (which acceptance will not be unreasonably delayed), to the effect that such Alternate Google Advertising Service (i) does not infringe on or violate the [****] or any other third party right that has been asserted against Google or against AOL (provided that AOL has given Google reasonable notice of such assertion against AOL); and (b) a certificate of a duly authorized officer of Google, in a form reasonably satisfactory to AOL which provides representations and warranties that all factual assumptions serving as an underlying basis for such opinion of legal counsel are true and accurate and, to the best of such officer’s knowledge, complete in all material respects; or

(2) in the event of an IP Suspension due to a Court Infringement Action, obtain a court order staying such Court Infringement Action; or

(3) in the event of an IP Suspension due to Section 6.3(b)(y), a written opinion of legal counsel, reasonably acceptable to AOL (which acceptance will not be unreasonably delayed), to the effect that the Google Sponsored Advertising Service (i) does not infringe on or violate the [****], (ii) a certificate of a duly authorized officer of Google, in a form reasonably satisfactory to AOL which provides representations and warranties that all factual assumptions serving as an underlying basis for such opinion of legal counsel are true and accurate and, to the best of such officer’s knowledge, complete in all material respects

(d) Upon Google’s satisfaction of subparts (c)(1) or (c)(2) above, the Suspension Period at issue shall cease. Notwithstanding anything to the contrary, in the event that any Suspension Period, or the aggregate Suspension Period(s) during the Term, exceed(s) a total of [****] (such occurrence, an “Excess IP Suspension,” and the day on which the number of days in which Suspension Period(s) have been in effect exceeds [****], the “Excess IP Suspension Date”), then AOL shall have the option to terminate this Agreement upon written notice to Google. [****]

6.4.	Termination for Bankruptcy/lnsolvency. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) is declared insolvent or bankrupt by a court of competent jurisdiction, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

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6.5.	Termination on Change of Control. In the event of (i) a Change of Control of Google (or, in addition, in the case of a Change of Control to a Level 1 Interactive Service, upon the earlier to occur of a public announcement of an agreement therefor, or the entering into of an agreement therefor) (other than an underwritten public offering of Common Stock of Google registered pursuant to the Securities Act of 1933, as amended (an “IPO”)), or (ii) the acquisition by Google of a material interest in an Interactive Service (or, in addition, in the case of the acquisition by Google of a material interest in a Level 1 Interactive Service, upon the earlier to occur of a public announcement of an agreement therefor, or the entering into of an agreement therefor), other than the acquisition of an entity whose primary business is search and directory services (provided, however, that if such entity’s business equals more than [****] of Google’s revenues in such year (and is reasonably expected to continue to account for more than [****] of Google’s annual revenue for the year following Google’s acquisition thereof), then this exception shall not apply)), (each event in (i) and (ii), a “Triggering Event”), AOL may (x) terminate this Agreement by providing [****] written notice or (y) terminate [****] of this Agreement upon written notice. In connection with any Triggering Event involving a Level 1 Interactive Service, if, prior to consummation of the Triggering Event, AOL does not notify Google of the exercise of its termination right under subpart (x) of this Section 6.5, then the Revenue Share Percentage then in effect (and all subsequent Revenue Share Percentages, e.g., in subsequent Years of the Term, as may be applicable) shall automatically increase to [****] effective as of the date of such consummation (without limitation of AOL’s other rights hereunder). For the avoidance of doubt, the Revenue Share Percentage provided for in the foregoing sentence shall be subject to increase pursuant to Section 5.2(c) above.

6.6.	[intentionally omitted]

6.7.	Press Releases. Each Party shall submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any press release or similar written public statement regarding the transactions contemplated hereunder (“Press Release”), provided that, subsequent to the initial Press Release, if any, factual references by either party to the existence of a business relationship between the Parties shall not require approval of the other Party. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law without the consent of the other Party and in such event, the disclosing Party shall provide at least five (5) Business Days prior written notice of such disclosure. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law) shall be deemed a material breach of this Agreement.

6.8.	Effect of Termination. In the event of a termination of the Agreement on any date prior to the expiration of the Term (“Early Termination”), but without limiting the Parties’ other respective rights and remedies under this Agreement or at law, Google shall pay to AOL: (i) within [****] following the date of such termination, the Performance Revenues generated during the Term, which are reasonably determinable as of such date of termination, and (ii) any additional Performance Revenues generated during the Term (and not yet paid) within [****] following the end of the month in which the applicable Performance Revenues were generated. [****] acknowledges and agrees that [****] under Section 5.2(b) will be due in the event of a termination (i) pursuant to 6.3(d) as a result of an Excess IP Suspension, (ii) pursuant to Section 6.4 as the result of Google’s bankruptcy or insolvency, (iii) pursuant to Section 6.3(a) as a result of a material breach of this Agreement by Google whereby (a) Google willfully makes the Google Sponsored Advertising Service inoperative or inaccessible to AOL under this Agreement (a “Shutdown Material Breach”) or (b) Google fails to make a payment to AOL when due and payable, subject to the Payment Cure Period, as required by this Agreement (“Payment Breach”), or (iv), subject to Section 6.9, pursuant to Section 6.3(a) as the result of an uncured material breach of this Agreement by Google, which material breach is not either a Shutdown Material Breach or a Payment Breach (a “Material Breach Subject to Expedited Arbitration”), and that except as provided in Section 6.9, with respect to Early Termination, a refund under Section 5.2(b) shall be required only in the event of a termination caused by AOL’s material breach pursuant to Section 6.3(a), AOL’s bankruptcy of insolvency pursuant to Section 6.4, expiration of the Management Committee Period pursuant to Section 4.5(f), AOL’s termination of this Agreement for convenience pursuant to Section 6.2, or AOL’s termination on Change of Control as set forth in Section 6.5.

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6.9.	[****]

(a)	[****]

(b)	[****]

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[****]

7.	RELATIONSHIP BETWEEN GOOGLE AND ADVERTISERS.

7.1.	Generally. Google shall be deemed an AOL advertiser, subject to all applicable limitations thereon, but Google’s Advertisers shall not be deemed AOL advertisers as a result of such status. As between AOL and Google, Google is responsible for all complaints, issues, disputes and claims of Advertisers with respect to AOL’s promotion of the Sponsored Links, and for excluding Excluded Results from the Matched Results or otherwise with respect to this Agreement. Google will discharge all such responsibility as expressly set forth in this Agreement.

7.2.	Claims by Advertisers for Termination. Google shall ensure that it has the ability to fulfill its obligations to its Advertisers other than through delivering the Google Advertising Results to AOL as Matched Results under this Agreement, such that, if AOL exercises any express rights herein to block or decline to distribute a Matched Result, then an Advertiser shall not, as a result of its relationship with Google, have gained the right to make a claim against AOL therefor. Google shall discharge all such responsibility pursuant to Section 3.3, Section 10 of Exhibit E and Section 7.6 below.

7.3.	Customer Service. As between the Parties, it is the sole responsibility of Google or Advertisers (and not AOL) to provide customer service to persons or entities purchasing products or services through the Advertiser Websites. Google shall discharge all such responsibility pursuant to Section 3.3, Section 10 of Exhibit E and Section 7.6 below. AOL will have no obligations with respect to the products and services available on or through any Advertiser Website, including, but not limited to, any duty to review or monitor.

7.4.	Applicable Laws; Infringement. As between AOL and Google, Google will bear all responsibility for the Advertiser Websites (a) complying with all applicable federal, state and local laws and regulations (including without limitation, as related to contests, sweepstakes, consumer protection and disclosure, out of stock products, etc.); (b) not infringing on nor violating any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; and (c) not containing any libelous, or materially false or misleading statements. Google shall discharge all such responsibility pursuant to Section 3.3, Section 10 of Exhibit E and Section 7.6 below.

7.5.	Expert/Specialist Content. If any Advertiser Website for which a Matched Result is provided professes to provide any expert advice, then as between AOL and Google, Google shall be responsible for any third party claims brought against AOL to the extent based on allegations that such expert advice is not prepared or reviewed by licensed, insured and qualified practitioners/professionals in such field with expertise on the particular topic and to the extent based on allegations that such expert advice does not comply with applicable standards of the applicable profession or applicable laws and regulations. Google shall discharge all such responsibility pursuant to Section 3.3, Section 10 of Exhibit E and Section 7.6 below.

7.6.

Indemnification for Advertiser Claims. Notwithstanding anything to the contrary, and without limiting any additional indemnification herein, in the event AOL delays, reduces or removes any Sponsored Links, temporarily or permanently, as permitted by this Agreement, or terminates this Agreement as permitted

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herein (“AOL Permitted Actions”), AOL shall not, as a result of this Agreement, have any liability to any Advertisers. Google shall, pursuant to the procedures established in Section 10 of Exhibit E, defend, indemnify, save and hold harmless AOL and all its officers, directors, agents, affiliates, distributors, franchisees and employees, from and against any and all demands, liabilities, costs or expenses, including reasonable attorneys’ fees, arising from third party claims by Advertisers against AOL arising from the AOL Permitted Actions.

8.	CONTENT TARGETING. [****]

9.	EXPANSION TO INTERNATIONAL PROPERTIES. If and to the extent requested by AOL during the Term, Google shall discuss with AOL in good faith the additional implementation of Google’s Sponsored Links on international online properties of AOL and/or its Affiliates, such implementation to be on mutually agreed terms and conditions.

10.	STANDARD TERMS. The Standard Online Commerce Terms & Conditions set forth on Exhibit D attached hereto and Standard Legal Terms & Conditions set forth on Exhibit E attached hereto are each hereby made a part of this Agreement.

11.	COMMERCIAL LINKS AND AD TEXT UNITS. The terms set forth on Exhibit H attached hereto are hereby made a part of this Agreement.

[Intentionally left blank — the next page is a signature page]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.		GOOGLE INC.

By:	/s/ David Gang	By:	/s/ Omid Kordestani
Name:	David Gang	Name:	Omid Kordestani
Title:	EVP, AOL Products	Title:	SVP, WW Sales & Field Operations
Date:	October 1, 2003	Date:	October 1, 2003

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EXHIBIT A

Definitions

The following definitions will apply to this Agreement:

[****]

Additional Domestic Implementation. As defined in Section 2.1.1.

ADI Properties. [****]

Advance Payment. Any Quarterly Advance Payment or Annual Advance Payment, as applicable.

Advertisers. Third party advertisers receiving placement within Google Advertising Results.

Advertiser Optimization. Means the following services provided to Advertisers on the Google Advertising Network by third party advertising agencies and/or service providers during the Term: (i) customer acquisition services, (ii) billing services (for customers acquired by such agency/service provider for the Google Advertising Network after the Effective Date), and (iii) and account management services (e.g., advertisement optimization analysis, ROI measurement, etc).

Advertiser Website(s). The Interactive Sites of the Advertisers, as linked directly or indirectly to the Sponsored Links in accordance with this Agreement.

Affiliate(s). With respect to either Party, any entity that, directly or indirectly, controls, is controlled by, or is under common control with such Party, including any entity in which either Party or its parent, if any, holds, directly or indirectly, at least a twenty percent (20%) equity interest.

Agency Fee(s). Determinable, measurable and verifiable fees actually paid by Google to a third party advertising agency or service provider with respect to the Google Advertising Network (up to a maximum of [****] of the amount charged to the applicable Advertiser in each instance) for Advertiser Optimization; provided, however in instances where in lieu of (or in combination with) such fees a third party advertising agency or service provider receives its compensation through netting out an amount of the purchase price for the Advertisement (e.g., by receiving a percentage of the price charged to the Advertiser), such amount netted-out will be considered “fees” for the purposes of this definition, subject to (i) the requirement that such amounts are determinable, measurable and verifiable, and (ii) the [****] maximum limitation set forth in the parenthetical above.

Aggregate Query Spam. As defined in Section 1.1(a).

Alternate Google Advertising Service. A Sponsored Links advertising service of Google (including all related inventions, processes, algorithms, intellectual property and other rights forming part of such service), that is functionally equivalent or superior to the Google Sponsored Advertising Service and Google IP, which does not infringe on or violate the [****] and through which Google is capable of performing its obligations under this Agreement. For the avoidance of doubt, if an Alternate Google Advertising Service is provided under this Agreement, then such service shall be deemed to be the “Google Sponsored Advertising Service” hereunder for purposes of this Agreement and shall be subject all of the terms and conditions to which the Google Sponsored Advertising Service is subject.

Annual Advance Payment. As defined in Section 5.1.

AOL Annual Share. The Revenue Share Percentage of total Transaction Revenues generated during the relevant Year.

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AOL Directory Area. The areas in which the AOL Directory Service is available through the AOL Service, AOL.com, CompuServe, CompuServe.com and Netscape.

AOL Directory Results. The primary text-based Internet search results generated by Directory Queries.

AOL Directory Results Areas. The page where actual results for queries to the AOL Directory Service appear, in each case only to the extent within the AOL Properties (as defined herein) (expressly excluding other areas/pages which may be linked to from such page, e.g., via tabs such as “Images,” “Community,” etc.).

AOL Directory Service. With respect to each AOL Property, AOL’s primary and most widely available, organized collection of listings of sites on the Internet (but which may (at AOL’s discretion from time to time) also include listings of other sites and areas, such as areas within the AOL Properties), which is part of the AOL Network and available through such AOL Property (expressly excluding the Google Sponsored Advertising Service), enabling users to sort through data collected and organized by AOL or third parties for the purpose of facilitating users’ ability to locate information on the Internet. The AOL Directory Service expressly excludes: (a) any internal directory products or services [****].

AOL Interactive Site. Any Interactive Site which is managed, maintained, owned or controlled by AOL, its Affiliates, or its (or its Affiliates’) agents.

AOL Look and Feel. The elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with Interactive Sites within the AOL Properties.

AOL Member. Any authorized user of the AOL Service, including any sub-accounts using the AOL Service under an authorized master account.

AOL Network. The AOL Properties and any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide.

AOL Offer. As defined in Section 4.3.

AOL Permitted Actions. As defined in Section 7.6.

AOL Premiere Search Terms. As defined on Exhibit B.

AOL Properties. The AOL Service, AOL.com, the CompuServe Service, CompuServe.com, and Netscape.

[****]

AOL Search Results. The primary text-based Internet search results generated by queries to the AOL Search Service.

AOL Search Service. With respect to each AOL Property, AOL’s primary and most widely available search service for queries from such AOL Property, (but expressly excluding the Google Sponsored Advertising Service), enabling AOL Users to conduct searches to locate information on the Internet. [****]

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[****]

AOL Service. The standard U.S. version of the America Online® brand service available via narrow-band, specifically excluding (a) any other AOL Interactive Site or element thereof (e.g., AOL.com, Netscape, MovieFone.com, etc.) or AOL Interactive Service or element thereof (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) the international and non-English language based versions of an America Online service and the elements thereof (e.g., AOL Japan), (c) “You’ve Got Pictures™,” “Shop@,” “NetMail™,” “Love@AOL”, “AOL Hometown,” “My News” or any similar independent product, service or property or element thereof which may be offered by, through or with the U.S. version of the America Online® brand service, (d) any programming or Content area offered by or through the U.S. version of the America Online® brand service or element thereof over which AOL does not exercise complete operational control (including, without limitation, content areas controlled by other parties and member-created content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online® brand service, and (f) any other version of an America Online service which is materially different from the standard U.S. version of the America Online brand service or element thereof, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any private-label or co-branded version of the service, or any version (i) not distributed through a narrow-band distribution platform or (ii) distributed through any platform or device other than a standard personal computer (i.e., desktop or laptop).

AOL Share. As defined in Section 5.2.

AOL User. Any user of the AOL Network.

AOL.com. AOL’s primary Internet-based Interactive Site marketed under the “AOL.COM™” brand, specifically excluding (a) any other AOL Interactive Site or element thereof (e.g., Netscape, MovieFone.com, Digital City, etc.) or AOL Interactive Service or element thereof (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) any international or non-English language based versions of such site or element thereof, (c) “You’ve Got Pictures™,” “Shop@,” “NetMail™,” “Love@AOL”, “AOL Hometown,” “My News” or any similar independent product, service or property or element thereof which may be offered by, through or with the U.S. version of such site, (d) any programming or Content area offered by or through such site or element thereof over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site, any other version of an America Online Interactive Site or element thereof which is materially different from AOL’s primary Internet-based Interactive Site marketed under the “AOL.COM™” brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any private-label or co-branded versions or any version (i) not distributed through a narrow-band distribution platform or (ii) distributed through any platform or device other than a standard personal computer (i.e., desktop or laptop)).

Billing reports. As defined in Section 5.6(b).

Broadband Product. An online property which is specifically designed for, and solely distributed through, a broadband distribution platform, including via any platform or device other than a standard personal computer (i.e., desktop or laptop).

Business Day. A weekday (e.g., Monday through Friday), excluding any day a national holiday is observed on such weekday. For the avoidance of doubt and by way of example, a Business Day which begins upon receipt of notice at 9:00 pm PST shall continue up through and including 11:59 pm PST of the following Business Day.

Certificate. As defined in Section 6.3(b).

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Change of Control. (a) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) (“Beneficial Ownership”) of more than [****] (in the case of a Level 1 Interactive Service(s) (as such term is defined in this Exhibit A), or [****] (in the case of any other entity) of either (i) the then outstanding shares of common stock of such party (“Shares”); or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors (“Voting Power”). For purposes hereof, the reference to Level 1 Interactive Service(s) in the foregoing sentence shall be deemed to include any entity in which a Level 1 Interactive Service holds at least a [****] interest, as determined in accordance with the test set forth in this definition (i.e., Beneficial Ownership by an individual, entity or group of at least [****] of either Shares or Voting Power).

Click Fraud. Clicks resulting from fraudulent or other deceptive acts, including, but not limited to, click spam, automated robots, macro programs, and Internet agents, which acts cause Google not to be entitled to receive any compensation.

Compensated Search Result Link. As defined in Section 4.1.

Compensated Search Results Links Service. A service or offering pursuant to which Compensated Search Results Links are sold to advertisers, excluding Non-Compensated Search Results Offerings and any other products, offerings and services that may be provided by the operator of such service. For example, the Sponsored Links service provided by Google under this Agreement is a Compensated Search Results Links Service, but if Google provided a service to advertisers pursuant to which it placed banner advertisements on media properties other than in response to user queries, such service would not be a Compensated Search Results Links Service.

CompuServe.com. AOL’s primary Internet-based Interactive Site marketed under the “CompuServe.com” brand, specifically excluding (a) any other AOL Interactive Site or element thereof (e.g., AOL.com. Netscape, MovieFone.com, Digital City, etc.) or AOL Interactive Service or element thereof (e.g., AOL Service, ICQ, AOL Instant Messenger, etc.), (b) any international or non-English language based versions of such site or element thereof, (c) “You’ve Got Pictures™,” “Shop@,” “NetMail™,” “Love@AOL”, “AOL Hometown,” “My News” or any similar independent product, service or property which may be offered by, through or with the U.S. version of such site, (d) any programming or Content area offered by or through such site or element thereof over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site, and (f) any other version of an America Online (e.g., CompuServe) Interactive Site which is materially different from AOL’s primary Internet-based Interactive Site marketed under the “CompuServe.com” brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any private-label or co-branded versions or any version (i) not distributed through a narrow-band distribution platform or (ii) distributed through any platform or device other than a standard personal computer (i.e., desktop or laptop)

CompuServe Service. The standard U.S. version of the CompuServe™ brand service available via narrow-band, specifically excluding (a) any other AOL Interactive Site (e.g., AOL.com, Netscape, MovieFone.com, etc.) or AOL Interactive Service (e.g., AOL Service, ICQ, AOL Instant Messenger, etc.), (b) the international and non-English language based versions of a CompuServe service, (c) “You’ve Got Pictures™,” “Shop@,” “NetMail™,” “Love@AOL”, “AOL Hometown,” “My News” or any similar independent product, service or property which may be offered by, through or with the U.S. version of the CompuServe® brand service, (d) any programming or Content area offered by or through the U.S. version of the CompuServe (brand service over which AOL does not exercise complete operational control (including, without limitation, content areas controlled by other parties and member-created content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the CompuServe (brand service, and (f) any other version of a CompuServe service which is materially different from the standard U.S. version of the CompuServe (brand service or element thereof, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any private-label or co-branded version of the service or any version (i) not distributed through a narrow-band distribution platform or (ii) distributed through any platform or device other than a standard personal computer (i.e., desktop or laptop).

Confidential Information. Any information relating to or disclosed in the course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material

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terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and Google customers and Advertisers, UAs, Queries, Matched Results, Matched Results Sets, Net Matched Results Sets, UA Rate, and similar data, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, marketing data and aggregation of bids, costs or popularity of search terms. “Confidential Information” will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Content. Text, images, video, audio (including, without limitation, music used in synchronism or timed relation with visual displays) and other data, products, advertisements, promotions, URLs, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

Content Targeting. A service or offering pursuant to which primarily text-based advertisement links are sold to third party advertisers (and which link to such advertisers’ web sites) and which generates and selects those links that are related in subject matter to the content contained on the web pages in which such links are to be displayed, and then enables such links to be served to end users of those pages (e.g., expressly excluding links that are generated as search results in response to search queries).

Court Infringement Action. As defined in Section 6.3(b).

Coverage. In any given period, the number of times that Google has provided a Net Matched Results Set in response to a Query, divided by the Queries for such period.

Credit. A credit to the account of a Party in such amount to be applied as an offset (i) first to reduce any amounts owed to the other Party which amounts are past due, and (ii) second to reduce the next payment payable by the Party entitled to the Credit, and if such next payment is insufficient so that the full Credit is not exhausted, the remaining amount of such Credit shall be applied to subsequent payments accordingly; provided, that if no past due amounts are owed by the Party entitled to the Credit, if subsequent payments are insufficient so that the full Credit is not used, and no further payment is payable under the Agreement by the Party entitled to the Credit, an amount equal to any remaining Credits (after application of clauses (i) and (ii)) will be paid as a refund to the Party entitled to the Credit by the other Party within 30 days of the date such Credit is generated.

Directory Queries. User queries through the AOL Directory Areas (i.e., term(s) (e.g., categories and subcategories) which are clicked on by users in the AOL Directory Service).

Early Termination. As defined in Section 6.3.

Early Termination Date. As defined in Section 6.3.

Effective Date. As defined in the exordium of this Agreement.

Effective Revenue Share. Revenue Share Percentage multiplied by (100% minus the Flat Fee Percentage).

Excess IP Suspension. As defined in Section 6.3(d).

Excess IP Suspension Date. As defined in Section 6.3(d).

Excess Slippage. As defined in Section 2.9(b).

Excluded Results. Any Google Advertising Results that would or should reasonably be excluded from the Matched Results in accordance with Sections 1.5, 2.8, or 2.9.

Exclusive Areas. As defined in Section 4.1.

Existing Arrangements. As defined in Section 4.2(i).

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Filter Rules. As defined in Section 2.8(b).

Filter Level Failure. As defined in Section 2.8(a).

First Level Filter. As defined in Section 2.8(a).

First Level Filter Rules. As defined in Section 2.8(a).

First Pages. The initial page on which search results are displayed in the AOL Search Service and AOL Directory Service after a Query is entered.

First Quarter. (A) With respect to any Year after Year 1, the period commencing on the later of (i) October 1 of such Year or (ii) the day immediately following expiration of the prior Year (if such preceding Year was extended beyond September 30, as the result of an Extension Due to Substitutions Period) and continuing through and including December 31 of such Year. For the avoidance of doubt if the prior Year has been extended to or past December 31 of such immediately preceding Year, then the new Year will not have a First Quarter. (B) With respect to Year 1, the First Quarter is the period from October 1, 2003 through and including December 31, 2003.

First Quarter Advance Payment. As defined in Section 5.1.

Flat Fee Percentage. As defined in this Exhibit A under the definition of Transaction Revenues.

Fourth Quarter. The three month period commencing on July 1 of any given Year and continuing through and including September 30 of such Year.

Fourth Quarter Advance Payment. As defined in Section 5.1.

Fully Processed and Served. As defined in Section 2.5.

General Search Entry Box. A text-based search entry box which utilizes the AOL Search Service or AOL Directory Service for general Internet searches.

Google Advertising Network. The entire distribution network of the Google Sponsored Advertising Service (or similar service provided by Google to other syndicated advertising partners), including such service(s) on properties owned or operated by Google (e.g. Google.com).

Google Advertising Results. Results generated by queries to the Google Sponsored Advertising Service (including those based on common misspellings and plurals), whether from the AOL Search Service or AOL Directory Service, that are provided by or on behalf of paid Advertisers of Google, and not non-paid search results.

Google Advertising Terms. As defined in Section 3.3.

Google Competitors. As defined in Section 4.1.

Google Interactive Site. Any Interactive Site which is managed, maintained, owned or controlled by Google or its agents.

Google IP. All inventions, processes, algorithms, intellectual property and other rights related to (e.g., including without limitation, forming part of) any Google Sponsored Advertising Service.

Google Sponsored Advertising Service. Google’s search service which performs searches of Google’s database of Advertisers based on requests over the Internet and is accessible to AOL and AOL Users to the extent set forth herein, subject to the last sentence of the definition of “Alternate Google Advertising Service” above.

Gross Revenues. All gross amounts generated from the Sponsored Links (e.g., regardless of whether generated on a CPM, cost-per-click pricing basis or other basis), [****].

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Higher Percentage. As defined in Section 5.2.

Initial Term. As defined in Section 6.1.

Interactive Service. Any of the following: (i) online or Internet connectivity services (e.g., an online service or Internet service provider); (ii) an entity that owns or operates an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) covering a broad range of subjects and targeted at a broad audience (e.g., a search and directory service or portal)and/or marketing a broad selection of products and/or services across numerous “vertical” interactive commerce categories (e.g., an online mall or multiple-category e-commerce site); (iii) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time online messages; or (iv) any of the entities listed on Schedule 1 (Prohibited Entities) attached hereto, which is prominent in the marketplace.

Interactive Site. Any interactive product, site or area, including, by way of example and without limitation, (i) a site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a “push” product (such as the Pointcast Network).

IPO. As defined in Section 6.5.

IP Suspension. As defined in Section 6.3(b).

Level 1 Interactive Service. [****]

Liabilities. As defined in Section 10.3 of Exhibit E.

Licensed Google Content. All Content provided by Google or its agents to AOL, pursuant to this Agreement (e.g., offline or online Promotional Materials, Content, Matched Results, etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation. Licensed Google Content shall include, without limitation, all other portions or aspects of the Matched Results provided by Google (e.g., contextual links and the XML formatting codes, functionality and/or URLs that enable a user of Sponsored Links to access the Google Sponsored Advertising Services or Alternate Google Advertising Service (if applicable)), but shall expressly exclude all content of Advertisers on the Advertiser Websites.

Linking Mechanism. A mechanism provided in accordance with the Protocol in Schedule 2.1 (including the Preamble thereto) of this Agreement to enable AOL Users to connect directly or indirectly via a redirect to AOL then to Google (in such a manner as allows Google and AOL to count the UA corresponding to such link) and from Google to an Advertiser’s website as identified by a URL in such Advertiser’s Matched Result.

Localized Offerings. As defined in Section 4.2(iv).

Matched Results. Google Advertising Results that are processed by Google pursuant to this Agreement (including filtering, as applicable) in connection with Search Terms or other search queries from AOL Users (e.g., including terms input by AOL Users in the AOL Search Service and terms clicked on by AOL Users in the AOL Directory Service), using Google’s proprietary technology, and are then delivered to AOL for AOL to display as Sponsored Links as set forth herein and consistent with all applicable provisions and requirements hereof.

Matching Offer. As defined in Section 4.3.

Matched Results Set. The set of all Matched Results (whether one or more than one Matched Result) with respect to any given page.

[****]. As defined in Section 2.5.

[****]. As defined in Section 5.6(d).

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[****]. As defined in Section 5.6(e).

Net Matched Results Sets. Matched Results Sets less those generated as a result of spam or other discredited standards.

Netscape. Netscape Communications Corporation’s primary lnternet-based Interactive Site marketed under the “Netscape(“ brand, specifically excluding (a) any other AOL Interactive Site or element thereof (e.g., AOL.com, MovieFone.com, etc.) or AOL Interactive Service or element thereof (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) any international or non-English language based versions of such Interactive Site or element thereof, (c) “You’ve Got Pictures™,” “Shop@,” “NetMail™,” “Love@AOL”, “AOL Hometown,” “My News” or any similar independent product, service or property or element thereof which may be offered by, through or with such Interactive Site, (d) any programming or Content area offered by or through such site or element thereof over which Netscape Communications Corporation does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), ( (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, and (f) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation’s primary Internet-based Interactive Site marketed under the “Netscape(“ brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any private-label or co-branded versions(e.g. custom Netscapes built specifically for third parties), and any version (i) not distributed through a narrow-band distribution platform or (ii) distributed through any platform or device other than a personal computer (Le., desktop or laptop).

Netscape Specialized Search Product. The web search offerings available on the Netscape browser through which search functionality of multiple search engines are promoted, distributed, and offered to users of Netscape.

Next Page. To the extent within the Search Results Areas and AOL Directory Results Areas on the AOL Properties, the “next” page containing AOL Search Results or AOL Directory Results (as the case may be) following an initial page on which AOL Search Results or AOL Directory Results (as the case may be) appear (but not such first (top level) screen) (i.e., if Matched Results appear as Sponsored Links as the result of a particular AOL Search Results search within the AOL Search Service (assuming that there are qualifying Matched Results), and such resulting page has a “next” button to see more search results for the same search, then the subsequent search results pages, which contain a continuation of the search results, are Next Pages).

New Monetization. As defined in Section 4.3.

Non-Compensated Search Results Offering. A service or offering that consists of providing search results that are based solely on relevance in response to queries and do not result in advertisers providing compensation for such service, offer or creative (such as compensation including, without limitation, compensation for including an advertiser’s links in the index upon which the search is performed, compensation based on such advertiser’s links being clicked by users, or Compensation for displaying such advertiser’s links via a sponsored links product (e.g. similar to the Google Sponsored Advertising Service)). For the avoidance of doubt, a Non-Compensated Search Results Offering does not include any service, offer or creative that gives added weighting to commercial sites (whether or not for compensation). For purposes of this definition of “Non-Compensated Search Results Offering”, the term “compensation” includes, without limitation, cash, barter or any other in-kind compensation.

ODP. As defined in Section 2.1.2.

[****]. As defined in Section 5.6(g).

Payment Cure Period. As defined in Section 6.3.

Performance Revenues. As defined in Section 5.2.

Press Release. As defined in Section 6.7.

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[****]

Prohibited Google Advertising Terms. As defined in Section 3.3.

Promotional Materials. As defined in Exhibit E, Paragraph 2.

Quarter. Any of the, First Quarter, the Second Quarter, the Third Quarter or the Fourth Quarter.

Quarterly Coverage Report. As defined in Schedule 1.4.1.

Quarterly Advance Payment. As defined in Section 5.1.

Queries. End users search requests for results that are generated using the AOL Search Service or AOL Directory Service (including those generated when a search request consists of a end user clicking to the Next Page to get more results) and which are delivered to Google (or which, as reported by AOL, are not delivered to Google solely because AOL would be entitled under this Agreement to not display the corresponding Matched Results for such search requests), as reasonably measured by AOL.

Query Spam. Those Queries which for which Google does not receive payment from an Advertiser (e.g., via resulting UAs) because such Queries have been reasonably determined to be fraudulent.

Records. As defined in Section 5.6.

Redesigns. As defined in Section 2.2.

[****]

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[****]

Regulated Actions. As defined in Section 4.1.

Relevant. Google Advertising Results that are clearly and obviously reflective of the search term, the line listing (title and description) accurately describes why the Web site is listed for the search term, and the Web site is clearly and obviously reflective of the search term.

Required Characteristics. As defined in Section 2.1.3.

Revenue Share Percentage. As defined in Section 5.2.

[****]

Search-Based Product. Any product or service offered by Google that is based on search engine functionality, which includes accessing data or information from the Internet or other sources, analyzing such data or information, sorting and organizing such data or information, creating an index of accessible information, and, after receiving a user query, locates responsive data and information in the database and presents results in response to the query.

Search Results Area. The page where actual AOL Search Results for the AOL Search Service appear, in each case only to the extent within the relevant AOL Properties (as defined herein) (expressly excluding other areas/pages which may be linked to from such page, e.g., via tabs such as “Images,” “Community,” etc.).

Search Terms. The applicable word, phrase or category ID (as applicable) being input by AOL Users to conduct a search for matching results using the AOL Search Service, AOL Directory Service, and/or the Google Sponsored Advertising Service.

Second Level Failure. As defined in Section 2.8(b).

Second Level Filter. As defined in Section 2.8(b).

Second Level Filter Rules. As defined in Section 2.8(b).

Second Quarter. (A) With respect to any Year other than Year 1, the period commencing on the later of (i) January 1 of such Year or (ii) the day immediately following expiration of the prior Year (if the prior Year was extended beyond December 31, as the result of an Extension Due to Substitutions Period) and continuing through and including March 31 of such Year. For the avoidance of doubt, if the prior Year has been extended to or past March 31 of such immediately preceding Year, then the new Year will not have a Second Quarter. (B) With respect to Year 1, the Second Quarter is the period from January 1, 2004 through and including March 31, 2004.

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Second Quarter Advance Payment. As defined in Section 5.1.

Shop@. AOL’s standard, primary version of the Internet-based interactive sites marketed under the “Shop@” brand, distributed on the Shop@ channels available on or through some or all of the AOL Properties, which offers AOL Users access to and promotion of multiple third party merchant products, services and offerings.

[****]

Smartbox. The primary entry box embedded in the client for the AOL Service or CompuServe Service which is used as the primary point for user search and/or navigation of the AOL Service or CompuServe Service, as the case may be, and the Internet.

Sponsored Links. The Matched Results and any Content associated with the Matched Results, as appearing within Search Results Areas (e.g., including without limitation the Next Pages) or AOL Directory Results Areas (as the case may be) on the pages of the AOL Properties where AOL Search Results or AOL Directory Results (as the case may be) appear.

[****]. As defined in Section 5.6(b).

Suspension Period. As defined in Section 6.3(b).

Targeted Text Links Monetization. The monetization of paid primarily text-based search result links which are (a) sold by a [****] or its agent to third party advertisers (and which link to such advertisers’ web sites), and (b) generated by the [****] or its agent in order to deliver relevant advertisements, in instances where such [****] operates as a significant part of its primary business a generalized, broad-based network of advertisers (e.g., expressly excluding specialized networks or advertisements, such as a comparison shopping network).

Taxes. As defined in Section 5.5.

Temporary Suspension Rights. As defined in Section 1.5.

Term. As defined in Section 6.1.

Third Quarter. The three-month period commencing on April 1 in any given Year and continuing through and including July 31 of such Year.

Third Quarter Advance Payment. As defined in Section 5.1.

Timing Out. As defined in Section 2.5.

Transaction Revenues. All Gross Revenues net of (i) [****]; (ii) Taxes actually paid by Google as set forth in Section 5.5; (iii) [****] (such [****]); (iv) amounts associated with testing by AOL or Google for which Google does not actually receive any compensation and (v) AOL Proportionate Share of Agency Fees.

Triggering Event. As defined in Section 6.5.

UA or User Actions. A UA occurs when any user clicks on any Sponsored Link and is transferred, directly or indirectly, to Google’s servers, expressly excluding any Excluded UAs. For purposes hereof, “Excluded UAs” shall mean any clicks (a) directly resulting from fraud for which Google does not receive any compensation as a result of such fraudulent status; (b) directly resulting from testing by AOL for which Google does not receive any compensation as a result of such testing; (c) directly resulting from any other clicks for which Google does not receive any compensation from an Advertiser due to fraud, malicious clicks, testing, ‘bots’ or automated programs, or (d) which Google is unable to count as a direct result of AOL’s failure to materially comply with the Protocol described in Schedule 2.1 (including the Preamble thereto); provided that any uncompensated clicks which are uncompensated for any other (e.g., commercial) reasons (e.g., customer relations, giveaways or other promotional purposes and similar activity) shall expressly not be deemed Excluded UAs.

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UA Rate. The number of UAs for a period divided by the number of Net Matched Results Sets (counting Net Matched Results Sets appearing on different pages separately, even if the Matched Results therein are identical) for such period.

Unified Search. The next major release (redesign and enhancement) of the AOL Search Service and AOL Directory Service on Netscape, CompuServe and CompuServe.com.

Year. Any of Year 1, Year 2, Year 3, Year 4, Year 5, or Year 6.

Year 1. The period beginning on October 1, 2003 and continuing through the later of September 30, 2004 or any applicable Extension Due to Substitutions Period.

Year 2. The period commencing on the date following the conclusion of Year 1 continuing through the later of September 30, 2005 or any applicable Extension Due to Substitutions Period.

Year 3. The period commencing on the date following the conclusion of Year 2, continuing through the later of September 30, 2006 or any applicable Extension Due to Substitutions Period.

Year 4. The period commencing on the date following the conclusion of Year 3, continuing through the later of September 30, 2007 or any applicable Extension Due to Substitutions Period.

Year 5. The period commencing on the date following the conclusion of Year 4, continuing through the later of September 30, 2008 or any applicable Extension Due to Substitutions Period.

Year 6. The period commencing on the date following the conclusion of Year 5, continuing through September 30, 2009.

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EXHIBIT B

[****]

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EXHIBIT C

[****]

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EXHIBIT D

Standard Online Commerce Terms & Conditions

1.    Navigation. AOL will be entitled to establish additional navigational icons, links and pointers connecting any Google Interactive Site (or portions thereof) (including to other make-good links or placements as set forth herein) with other content areas on the AOL Network, as mutually agreed in writing or as set forth herein. Additionally, in cases where an AOL User performs a search for Google through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., Sponsored Links, AOL Keywords, Search Terms, or any other promotions or navigational tools), AOL shall have the right to direct such AOL User to any Google Interactive Site determined by AOL in its reasonable discretion.

2.    AOL Look and Feel. Google acknowledges and agrees that AOL will own all right, title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within the AOL Network, subject to Google’s ownership rights in any Google trademarks or copyrighted or other protectible material within the Google Advertising Results and any Google Interactive Site. Google acknowledges and agrees that AOL owns all right, title, and interest in and to (a) the frame (and any other visible elements of AOL’s client software) appearing around each Advertiser Website when an AOL User is viewing such site, and (b) the Sponsored Links (subject to Google’s or its Advertisers’ ownership rights in the Matched Results).

3.    Licensed Google Content and Intellectual Property. [****]

4.    No Endorsement. Other than as expressly provided for in this Agreement, Google shall not in any manner, including, without limitation in any Licensed Google Content (including the Promotional Materials and any Matched Result) state or imply that AOL recommends or endorses Google or Google’s products or services (e.g., no statements that Google is an “official,” “exclusive” or “preferred” provider of searches, products or other services for AOL).

5.    [Intentionally Omitted]

6.    Overhead Accounts. AOL shall provide one or more, as mutually agreed, AOL Service accounts to Google for purposes of administering this Agreement and communicating with AOL (“Overhead Accounts”). Google will be responsible for all purchases, transactions and other actions taken under or through its Overhead Accounts, including, without limitation, all transaction and other charges and costs for any products or services purchased through such accounts, and any applicable communication surcharges by any third party incurred by any Overhead Account issued to Google. Google will not be liable for charges incurred by any Overhead Account relating to AOL’s standard monthly usage fees and standard hourly charges, which charges AOL will bear. All Overhead Accounts are subject to the same use restrictions and limitations as any other AOL Service Account as generally applied (e.g., AOL’s then standard Terms of Service). Upon the termination of this Agreement, all Overhead Accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any Overhead Account. Google shall not be deemed in breach of this section if it uses its Overhead Account(s) to periodically enter a reasonable number of Queries through such accounts (on a limited basis in a manner reasonably designed not to negatively affect the AOL Network) in order to verify that Matched Results are being served and that the UAs are able to be measured and are otherwise processed in accordance with this Agreement.

7.    Navigation Tools. [****]

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[****]

8.    Insurance. At all times during the Term, Google shall maintain an insurance policy or policies reasonable in amount to [****].

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EXHIBIT E

Standard Legal Terms & Conditions

1.	Dispute Resolution. The following applies only after any other dispute resolution processes elsewhere in the Agreement.

1.1.        Management Committee. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a “Dispute”) between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot promptly resolve the Dispute, the Dispute will be submitted to the Management Committee (defined below) for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute will be subject to the resolution mechanisms described below. “Management Committee” will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 1 and generally overseeing the relationship between the Parties Contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 1.1 and then, only in compliance with the procedures set forth in the remainder of this Section 1.

1.2.        Arbitration. Except for Disputes relating to issues of (i) proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which will be resolved by the Parties solely and exclusively through amicable resolution as set forth in Section 1.1), any Dispute not resolved by amicable resolution as set forth in Section 1.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association (“AAA”) in Washington, D.C. (in the event that Google initiates the arbitration) or in Santa Clara County, California (in the event that AOL initiates the arbitration), and will be initiated and conducted in accordance with the Commercial Arbitration Rules (“Commercial Rules”) of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes (“Complex Procedures”), as such rules will be in effect on the date of delivery of a demand for arbitration (“Demand”), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

1.3.        Selection of Arbitrators. The arbitration panel will consist of three arbitrators. Each Party will name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

1.4.        Governing Law. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

1.5.        Arbitration Awards. The arbitrators will have the authority to award compensatory damages only, and subject to all limitations on such damages expressly set forth in this Agreement. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party’s financial statements.

1.6.        Fees. Each Party will pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party’s case (collectively, “Attorneys’ Fees”). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, “Arbitration Costs”) will be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award - Attorneys’ Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys’ Fees to the prevailing Party as determined by the arbitrators.

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1.7.        Non Arbitrable Disputes. Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section 1 or by law (collectively, “Non-Arbitration Claims”) will be brought in a court of competent jurisdiction in the State of New York. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the New York and the federal courts situated in New York, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

1.8.        Notwithstanding the foregoing arbitration provisions, either Party may seek immediate injunctive relief from any court of competent jurisdiction to prevent irreparable harm in an event of a breach by the other Party of any of the obligations set forth in this Agreement related to proprietary rights, including but not limited to intellectual property and confidentiality.

2.    Promotional Materials. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, or other written promotional materials, excluding Press Releases (which are instead governed by Section 6.7 of the main body of this Agreement), referencing the other Party and/or its trade names, trademarks, and service marks (the “Promotional Materials”); provided, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party’s subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once expressly pre-approved, the Promotional Materials may be used by a Party and its affiliates and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

3.    License. Google hereby grants AOL a non-exclusive worldwide royalty free license to use, market, store, distribute, communicate, reproduce, display, perform, transmit and promote the Licensed Google Content (or any portion thereof) through such areas or features of the AOL Network as AOL deems appropriate in its reasonable discretion and to sublicense such rights to AOL’s Affiliates. In addition, AOL Users will have the right to access each Advertiser Website.

4.    Trademark License. In designing and implementing the Promotional Materials, and subject to the other provisions contained herein, Google will be entitled to use the trade names, trademarks, and service marks of the AOL Properties; and in designing and implementing the Sponsored Links (as contemplated in this Agreement) and/or Promotional Materials, AOL and its Affiliates will be entitled to use the trade names, trademarks, and service marks of Google (collectively, together with the AOL marks listed above, the “Marks”), in each case, if and to the extent mutually agreed; provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party’s Marks in accordance with applicable trademark law and practice; and (iii) complies with all written guidelines provided to it by the other Party related to use of the other Party’s Marks.

5.    Ownership of Trademarks. Each Party acknowledges the ownership right of the other Party in the Marks of the other Party and agrees that all use of the other Party’s Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party’s Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

6.    Quality Standards. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party’s Marks will conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Promotional Materials publicly disseminated by such Party which utilize the other Party’s Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party’s marks.

7.    Infringement Proceedings. Each Party agrees to promptly notify the other Party of any unauthorized use of the other Party’s Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

8.    Representations and Warranties. Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement.

9.    Confidentiality. Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or

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+agents (or, in the case of AOL, to its Affiliates) that must have access to such Confidential Information and who will each agree to comply with this Section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least [****] Business Days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to the SEC or such governing body that such portions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

10.    Limitation of Liability: Disclaimer; Indemnification.

10.1        Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, ANY AOL PROPERTY(IES), OR THE GOOGLE SPONSORED ADVERTISING SERVICE, GOOGLE ADVERTISING RESULTS, AOL SEARCH SERVICE, THE AOL SEARCH RESULTS, THE AOL DIRECTORY SERVICE, THE AOL DIRECTORY RESULTS, OR THE LICENSED GOOGLE CONTENT, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, “DISCLAIMED DAMAGES”); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTIONS 5.5, 7.6, OF THE AGREEMENT and 10.3 OF THIS EXHIBIT. EXCEPT AS PROVIDED IN SECTIONS 5.5, 7.6 OF THE AGREEMENT, and 10.3 OF THIS EXHIBIT, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (11) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE TOTAL AGGREGATE AMOUNT OF $50,000,000 (THE “CAP”); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT. IF THERE

IS A BREACH OF THE PROVISIONS REGARDING CONFIDENTIAL INFORMATION, THEN THE BREACHING PARTY MAY BE LIABLE FOR CONSEQUENTIAL DAMAGES, BUT NOT IN EXCESS OF THE CAP.

10.2	No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE AOL PROPERTIES, THE AOL SEARCH SERVICE, THE AOL SEARCH RESULTS, THE AOL DIRECTORY SERVICE, THE AOL DIRECTORY RESULTS, THE GOOGLE SPONSORED ADVERTISING SERVICE, THE GOOGLE ADVERTISING RESULTS OR THE LICENSED GOOGLE CONTENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF (A) THE SPONSORED LINKS, (B) THE QUERIES, AND (C) THE USER ACTIONS.

10.3	Indemnity. Each Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, Affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, and all liabilities, damages, costs or expenses, including reasonable attorneys’ fees (but excluding those attorneys’ fees that arise from an Indemnified Party’s (as defined below) decision to participate in its own defense at its expense) arising from such third party claims (collectively “Liabilities”), resulting from the indemnifying Party’s material breach or alleged material breach of any obligation, representation or warranty of this Agreement. In addition, Google will defend indemnify, save and hold harmless AOL and its officers, directors, agents, Affiliates, distributors, franchisees and employees, from any Liabilities resulting from (i) displaying any Matched Results that are subject to the First Level Filter or the Second Level Filter, including during any implementation periods with respect to updates thereof, and (ii) Slippage.

10.3.1. Google IP Indemnity. In addition to the other provisions of this Section 10.3, Google will defend, indemnify, save and hold harmless AOL and its officers, directors, agents, Affiliates, distributors, franchisees and employees from any Liabilities resulting from the infringement of or violation, or alleged infringement or violation of, any copyright, trademark U.S. patent or any other third party right, including without limitation, any music performance or other music related rights in connection with the Licensed Google Content, the Google Sponsored Advertising Service, the Google IP, the Alternate Google Advertising Service (to the extent that an Alternate Google Advertising Service is provided hereunder).

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10.3.2 THE FOREGOING PARAGRAPHS 10.3 AND 10.3.1 OF THIS EXHIBIT E AND SECTIONS 6.3 AND 7 IN THE BODY OF THE AGREEMENT STATE EACH PARTY’S ENTIRE LIABILITY (AND EACH PARTY’S SOLE AND EXCLUSIVE REMEDIES) FOR THIRD PARTY CLAIMS ARISING UNDER THIS AGREEMENT.

10.4        Claims. If a Party entitled to indemnification hereunder (the “Indemnified Party”) becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an “Action”), the Indemnified Party will give the other Party (the “Indemnifying Party”) prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of [****] after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite [****] period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required [****] and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party’s rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

11.    Acknowledgment. AOL and Google each acknowledges that the provisions of this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The Parties agree that any principle of construction or rule of law that provides that an agreement shall be construed against the drafter of the agreement in the event of any inconsistency or ambiguity in such agreement shall not apply to the terms and conditions of this Agreement. The provisions of this Section 11 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

12.    [****]

13.    Excuse. Neither Party will be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party’s reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence, except that, to the extent expressly stated

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herein, as between AOL and Google, Google shall be responsible for the actions of the Advertisers.

14.    Independent Contractors. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

15.    Notice. Any notice (other than notice that may be delivered by email as expressly permitted in this Agreement), approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the date of confirmation if delivered by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one Business Day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five Business Days after the mailing date, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Technology Business Development (fax no. 703-265-1735) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of Google, such notice will be provided to both the Legal Department (fax no. 650-618-1806) and the Senior Vice President for Worldwide Sales and Field Operations (fax no. 650-618-1845), each at the address of Google set forth in the first paragraph of this Agreement. For notice that may be delivered by email, as expressly permitted in this Agreement, such email will be deemed to have been delivered and given for all purposes on the date when sent to the relevant operational point-of-contact (as reasonably determined according to past practice).

16.    No Waiver. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party’s right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

17.    Return of Information. Upon the expiration or termination of this Agreement, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all Confidential Information, documents, manuals and other materials specified by the other Party.

18.    Survival. Sections 6.3(f), 6.8 (Effect of Termination), and 7 (Relationship between Google and Advertisers) of the body of the Agreement and Exhibit A, Sections 8-28 of this Exhibit E, any payment obligations accrued prior to or upon termination or expiration, the obligations of Google with respect to the use and retention of data in the Preamble to Schedule 2.1, and any other terms and provisions of this Agreement needed to interpret or make the foregoing operative, will survive the completion, expiration, termination or cancellation of this Agreement.

19.    Entire Agreement. This Agreement sets forth the entire agreement, and is a complete integration, and supersedes any and all prior agreements and statements of intent of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

20.    Amendment. No change, amendment or modification of any provision of this Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least Vice President level.

21.    Further Assurances. Each Party will take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

22.    Assignment. Neither Party will assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other Party (not to be unreasonably withheld). Assumption of the Agreement by a successor to a Party (including, without limitation, by way of merger or consolidation) will be subject to the other Party’s prior written approval. Subject to the foregoing provisions of this Section 22, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

23.    Construction; Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

24.    Remedies. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, Google will be not entitled to offset any amounts that it claims to be due and payable from AOL against amounts otherwise payable by Google to AOL.

25.    Applicable Law. Except as otherwise expressly provided herein, this Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

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26.    Export Controls. Each Party shall comply with all applicable laws, regulations, and rules relating to the export of commodities, software or technical data, and shall not export or re-export any commodities, software, technical data, any products received from the other Party, or direct product of such commodities, software or technical data, to any proscribed country, party, or entity listed in such applicable laws, regulations, and rules, unless properly authorized by the U.S. Government.

27.    Headings. The captions and headings used in this Agreement are inserted for convenience only and will not affect the meaning or interpretation of this Agreement.

28.    Counterparts; Facsimile. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. This Agreement, and written amendments hereto, may be executed by facsimile.

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Schedule 1

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Schedule 2

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EXHIBlT F

SPONSORED LINKS EDITORIAL STANDARDS AND GUIDELINES

Standards (Required)

•	Title is up to 40 characters including spaces

•

Title and/or description must be clearly related to the search term. (e.g. A generic listing for eBay is not acceptable for the search term “digital cameras.” A specific listing for digital cameras on eBay is appropriate.)

•	Punctuation conforms to standard English usage (e.g. no repeated exclamation points or question marks.)

•	Capitalization conforms to standard English usage (e.g. no all-caps “FREE” or “GREAT DEALS”)

•

Search terms sold in bulk must all be relevant to that advertiser. For example, if buy.com purchases listings on 2,000 words, each of those 2,000 words must be products available on buy.com or, related, competitive products must be available on buy.com’s Web site. There may be reasonable delays in updating large databases, but there should be no more than 3 business days.

•	Specific offers made in the title and/or description must be clearly visible on the first page that people click through to.

•	Titles and descriptions should not include unnecessary symbols and letters.

•	Titles should not be capitalized in their entirety and should not end with an exclamation mark or any other unnecessary punctuation.

•	Do not make reference to illegally obtained content (e.g., pirated versions of software and music)

•	Limit promotional language (free, best, etc.)

•

The Sponsored Links as a whole will not contain a material amount of spelling errors (subject to intentional misspellings by each Advertiser (e.g., “tonite” instead of “tonight” when intentionally used by the Advertiser for effect))

•	Do not use emphatic punctuation (e.g., “!!!”), all caps, ampersands ( “&” ) or ellipses ( “…” ) to denote emphasis.

Guidelines (Suggested Characteristics)

Titles

The title should be both informative and concise. If the derived title does not adequately describe the site, alternatives might include the title that appears when viewing the site or the root domain. Here are some additional guidelines.

•

The first letter of each word in the title should be capitalized, except for articles, prepositions or conjunctions unless they begin the site title. However, the overarching theme should be to model titles and descriptions similar to Web search results titles and descriptions. Note: This guideline does not necessarily apply to all International categories where rules for capitalization varies by language

•	Titles should not include words and phrases such as “Welcome to,” “Online” and “Homepage.”

•	“Click here” or other variations should not used.

•	Title and/or description must identify the advertiser, and state if it’s an affiliate program. Make clear what makes a site different from the rest

•	Limit opinions or subjective reviews

•	Do not use acronyms or abbreviations unless they are commonly understood

•	Concisely summarize the offer and explain how the site satisfies the query in one or two lines

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•	Do not repeat the title of the site in the description

•	Do not repeat the city, state, country or other geographic region in the description if it appears as part of the title

•	Do not contain sentences starting with: “This site is…”

•

Use logical sentence or phrase structure and proper punctuation, starting with a capital letter and ending with a period. At minimum, the description should be grammatically correct but complete sentences not necessary if point is conveyed.

•	Are in the third person and do not include pronouns such as “we,” “us,” “our,” “I,” “me,” and the like

•	May include limited quotations from a site (such as a brief quotation from a site’s about page or similar informational areas) if paraphrasing proves too difficult

Sports Example:

Seattle Mariners - Official website for the team includes video, merchandise, information on the new stadium, screensavers, scores, schedules, and live broadcasts via RealAudio.

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EXHIBIT G

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COLLECTED

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2

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3

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4

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5

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EXHIBIT H

COMMERCIAL LINKS AND AD TEXT UNITS

1. Display of Additional Matched Results. Pursuant to Section 2.1.3 of this Agreement, in addition to the minimum number of Matched Results required by the Required Characteristics, AOL shall have the right (but no obligation) to request from Google one or more additional Matched Results for display as Sponsored Links in the Search Results Areas and/or Directory Results Areas on some or all AOL Properties as may be selected by AOL (such Matched Results, the “Additional Matched Results”). Unless otherwise mutually agreed to by the Parties in writing, the Additional Matched Results will be served by Google based on [****] AOL. For purposes of this Exhibit H, [****] shall be based on a percentage (which will be determined by AOL) of potential gross revenue generated from [****] may vary for each AOL Property. AOL shall have the right to [****] identified above at any time; provided, however, that Google shall have seven (7) Business Days in which to implement any subsequent changes to the [****]. For the avoidance of doubt: (x) AOL will have the right to completely discontinue or suspend all requests for Additional Matched Results at any time by providing Google with one (1) Business Day advance written notice (which written notice may be in the form of email), or in the event AOL wishes only to change the quantity of Additional Matched Results requested (higher or lower), AOL may do so at any time by providing Google with five (5) Business Days advance written notice (which written notice may be in the form of email), subject, however, to AOL’s right to completely discontinue or suspend all requests for Additional Matched Results as set forth under this subsection (x); and (y) subject to the other terms of this Exhibit H (e.g., AOL’s right to cease requesting Additional Matched Results for any reason), Section 2.3 of the main body of this Agreement will govern the general processes regarding the Additional Matched Results.

2. Ad Text Units. Pursuant to Section 2.1.3 of this Agreement, in addition to the Matched Results and Additional Matched Results displayed as Sponsored Links in connection with the Agreement, AOL shall have the right (but no obligation) to request from Google one or more Ad Text Units (defined at the end of this paragraph) for display on the same page as the Sponsored Links in the Search Results Areas and/or Directory Results Areas of some or all AOL Properties as may be selected by AOL. AOL shall have sole discretion regarding: (a) the quantity of the Ad Text Units requested for each page (so long as the number of Ad Text Units on each page does not exceed 4 unless otherwise mutually agreed); (b) the placement of Ad Text Units on each page subject to Section 3 below (for example, AOL currently intends, but shall not be required, to display Ad Text Units along the right side of the page on the CompuServe Service, CompuServe.com and Netscape, but AOL may change such placement on those properties and/or place Ad Text Units in a different location on the AOL Service and/or AOL.com); and (c) all editorial aspects regarding the look and feel of the display (e.g., appearance, formatting, etc., but excluding changes to the text or Content of the Ad Text Unit as provided by Google). For the avoidance of doubt: (x) AOL will have the right to completely discontinue or suspend all requests for Ad Text Units at any time by providing Google with one (1) Business Day advance written notice (which written notice may be in the form of email), or in the event AOL wishes only to change the quantity of the Ad Text Units requested (higher or lower), AOL may do so at any time by providing Google with five (5) Business Days advance written notice (which written notice may be in the form of email), subject, however, to AOL’s right to completely discontinue or suspend all requests for Ad Text Units as set forth under this subsection (x); (y) subject to the other terms of this Exhibit H (e.g., AOL’s right to cease requesting Ad Text Units for any reason), Section 2.3 of the main body of this Agreement will govern the general processes regarding the Ad Text Units. “Ad Text Units” means Matched Results which appear in text format displayed within a designated box.

3. Allocation of Matched Results to Sponsored Links and Ad Text Units. As between Ad Text Units and Sponsored Links displayed on the same page, the highest-ranked Matched Results (as ranked by Google) will be displayed as Sponsored Links, and both Sponsored Links and Ad Text Units will initially be implemented by AOL consistent with the corresponding layout and ranking order for such Sponsored Links and Ad Text Units as set forth in the screenshot attached hereto as Exhibit H-1. For the avoidance of doubt, Exhibit H-1 shall be used solely for purposes of establishing the initial location of Sponsored Links and Ads Text Units on the page in relation to each other. In the event that AOL redesigns the layout of such a page (which AOL shall have the right to do at any time in its sole discretion) such that: (i) the highest Ad Text Unit appears at the same horizontal level or higher than the highest Sponsored Link; or (ii) Ad Text Units and Sponsored Links appear interspersed, and the Parties cannot reach mutual agreement with respect to the allocation of Matched Results between Sponsored Links and Ad Text Units on the page (in relation to each other) within one (1) Business Day of AOL’s

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layout redesign, Google’s sole remedy shall be to request the removal of all Ad Text Units from the page, and AOL shall remove such Ad Text Units within one (1) Business Day of such request.

4. Application of Relevant Terms and Conditions to Additional Matched Results and Ad Text Units; Previous Implementation.

(a) For the avoidance of doubt, except as expressly provided for in this Exhibit H, all terms and conditions of the Agreement applicable to the Sponsored Links and Matched Results shall apply to the Additional Matched Results and Ad Text Units, e.g., including without limitation the Protocol described in Section 2.1 of the main body of this Agreement. By way of further example, revenues generated in connection with the Additional Matched Results and Ad Text Units shall count towards Transaction Revenues and Performance Revenues (and payments shall be made accordingly) on the terms set forth in the Agreement. Notwithstanding anything to the contrary, any Query which results in any combination of Matched Results, Additional Matched Results and/or Ad Text Units shall count as a single Query, and resulting Matched Results, Additional Matched Results and/or Ad Text Units shall be displayed on the same page of results for each page on which AOL decides, in its sole discretion, to display any Ad Text Units together with Sponsored Links pursuant to Section 2 above.

(b) [****]

5. Tracking and Reporting of Additional Matched Results and Ad Text Units. All reports required to be provided by Google under the Agreement shall be inclusive of data relating to the Additional Matched Results and the Ad Text Units. In addition, Google shall provide reports that separately detail the data relating to the Additional Matched Results and reports that separately detail the data relating to the Ad Text Units, in each case upon AOL’s reasonable request, in any event not more than weekly.

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EXHIBIT H-1 - SCREENSHOT

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SCHEDULE 2.1

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SCHEDULE 4.1

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Schedule 6.2

[intentionally omitted]

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